Evolve GUÍA DEL PLAN DE COMPENSACIÓN PARA CONSULTORES INDEPENDIENTES DE LIFEVANTAGE MÉXICO Válido a partir del 1° de febrero de 2024

activadaLa vida. Es complicada. Caótica. Hermosa. La vida pasa rápido y quierevivirla al máximo,pero las responsabilidades cotidianas, los miedos o las restricciones pueden frenarlo. Merece ser libre. Merece ser su mejor yo y vivir una vida sana y feliz en sus propios términos. LifeVantage está aquí para ayudarlo. Nuestros productos están diseñados a conciencia para activar la capacidad de su cuerpo de crear una salud vibrante, empezando a nivel celular. Y cuando se vea y se sienta lo mejor posible, querrá ayudar a los demás a hacer lo mismo. LifeVantage activa el bienestar financiero con la oportunida de crecer en un negocio que puede mejorar la vida de las personas. Es ahí donde Evolve crea posibilidades. Evolve es un plan de Compensación que le permite trabajar a medio tiempo o a tiempo completo.* Si lo que busca es simplemente compartir productos que cambien vidas o quieres trabajar y crecer como mentor y líder profesional, ser Consultor Independiente de LifeVantage® lo desafiará y le recompensará positivamente. Bienvenido a una Vida YA ES HORA DE VIVIR CON PROPÓSITO. ES HORA DE INSPIRAR LO EXTRAORDINARIO. ES HORA DE UNA VIDA ACTIVADA. *LifeVantage no promete el éxito económico de ningún Consultor. Su éxito dependerá de sus habilidades, fortaleza, dedicación, además de su capacidad para llevar a otros a imitar esas cualidades. Nada en esta guía pretende ser una garantía de que tendrá éxito financiero. LifeVantage no garantiza ningún ingreso ni éxito relacionado a rangos. 2 3

BIENVENIDA 2 TÉRMINOS CLAVE 4-5 EL CAMINO DEL CONSULTOR 6-7 COMPARTIR Precios en 3 niveles Beneficio de las ventas a clientes Bono de ventas personales 8 9 11 BONIFICACIONES VÍA RÁPIDA Vía del cliente Vía del consultor Vía de avance de rango Vía del patrocinador Bonificación de mentor 12 12 13 14 15 CONSTRUIR Y CRECER Comisiones de nivel 16-17 LIDERAR Bono de igualación de liderazgo Fondo de bonos de liderazgo 18-19 20 AVISO LEGAL 21 ACTIVO Se le considera un Consultor Activo cuando su cuenta está en buena reputación y ha cumplido el requisito de Volumen de Ventas de 150 en ese mes, con un mínimo de 40 de Volumen de Ventas Personal. VOLUMEN COMISIONABLE (CV) El Volumen Comisionable es la medida sobre la que se pagan la mayoría de las bonificaciones y comisiones. Cuando ganasun porcentaje de volumen, gana un porcentaje del VC de un producto. El valor numérico del VC se obtiene normalmente multiplicando el Volumen de Ventas por la Tasa PEG, salvo en los casos en que el VC se haya descontado por cualquier motivo. COMPRESIÓN Proceso por el que el VC de las Comisiones de Nivel se salta a los Consultores inactivos y pasa al siguiente Consultor Activo. VOLUMEN DE VENTAS DE CLIENTES (CSV) El Volumen de Ventas procedente de los pedidos de tus Clientes. LÍNEA DESCENDENTE Todos los Consultores patrocinados en su genealogía se consideran parte de su Línea Descendente. PATROCINADOR El Consultor LifeVantage que inscribe a un nuevo Cliente o Consultor. También conocido como Patrocinador de Inscripción. ÁRBOL DE INSCRIPCIÓN La línea de Consultores vinculados consecutivamente a través de la inscripción de Consultor y no por colocación. El Árbol de Inscripción no incluye ningún Patrocinador de Colocación. PERIODO DE VÍA RÁPIDA TS Periodo de Vía Rápida incluye el mes en que se inscribe y los 3 meses naturales siguientes completos. GENERACIÓN Los Consultores de su Árbol de Inscripción con el Rango Pagado como Consultor Líder 1 o superior son sus Generaciones. Una Generación 1 es el primer Consultor de cualquier Línea Descendente con un Rango Pagado como Consultor Líder 1 o superior. Una Generación 2 es el siguiente Consultor de esa Pierna con un Rango Pagado como Consultor Líder 1 o superior, y así sucesivamente. Contenido Términos Clave BUENA REPUTACIÓN Una Buena reputación significa que cumple el Acuerdo de Consultor, incluido el pago de las cuotas de renovación aplicables. VOLUMEN DE VENTAS DEL GRUPO (GSV) Volumen de Ventas del Grupo es el Volumen de Ventas total suyo y de todos los Clientes y Consultores de todo su equipo. PIERNA Una Pierna comienza con un Consultor de Nivel 1 e incluye a todos los Consultores por debajo de él. Usted tiene tantas Piernas como Consultores de Nivel 1. NIVEL El lugar que ocupa un Consultor en su Línea Descendente en relación con usted. Todos los Consultores situados directamente debajo de usted en tu Árbol de Colocación son su Nivel 1. Los Consultores situados directamente debajo de sus Consultores de Nivel 1 son su Nivel 2, y así sucesivamente. REGLA DE VOLUMEN MÁXIMO (MVR) La cantidad máxima de VVG de cualquier Pierna o de su propio Volumen de Ventas Personal y Volumen de Ventas de Clientes que puede contar para su calificación mensual de rango. PAGADO COMO RANGO Su Pagado como Rango es el Rango para el que tiene derecho cada mes. Su Pagado como Rango determina muchas de sus bonificaciones. Su Pagado como Rango puede ser igual o inferior a su Pin de Rango dependiendo de sus calificaciones mensuales. TASA PEG El factor de conversión de divisas de LifeVantage. Para establecer la Tasa PEG, LifeVantage revisa periódicamente los tipos de cambio recientes y los tipos de cambio previstos recibidos de sus bancos para fijar un factor de conversión de divisas que normalice los pagos a los Consultores. VOLUMEN DE VENTAS PERSONAL (PSV) El Volumen de Ventas procedente de tu cuenta personal. PIN DE RANGO Su Pin de Rango es su Rango de reconocimiento y es el Rango más alto que ha alcanzado a lo largo de la ruta de Consultor. Su Pin de Rango está sujeto a reclasificación una vez al año en función de los requisitos de mantenimiento de ese rango. PATROCINADOR DE COLOCACIÓN Si coloca a un nuevo Consultor directamente debajo de usted en su Línea Descendente, usted es el Patrocinador de Inscripción y el Patrocinador de Colocación. Sin embargo, si coloca a un nuevo Consultor debajo de un Consultor de su Línea Descendente en el Árbol de Colocación, ese Consultor de su Línea Descendente se convierte en el Patrocinador de Colocación de su nuevo afiliado. ÁRBOL DE COLOCACIÓN Si es Patrocinador de un Consultor nuevo, puede colocarlo directamente debajo de usted en su Línea Descendente o debajo de cualquier otra posición de Consultor de su Línea Descendente. Esto se considera tu Árbol de Colocación, también referido a su Línea Descendente o equipo. VOLUMEN DE VENTAS CALIFICADO (QSV) El Volumen de Ventas que cuenta para su calificación mensual de Rango. AVANCE DE RANGO Cuando cumpla los requisitos para ser Pagado como Rango superior a su Pin de Rango actual, "avanzará" a ese Rango superior, y usted Pin de Rango se actualizará para reflejar ese nuevo hito. VOLUMEN DE VENTAS (SV) El valor numérico atribuido por LifeVantage a cada producto comisionable vendido y/o comprado. REQUISITO DE VOLUMEN DE VENTAS (SVR) La acumulación de su Volumen de Ventas de Clientes y su Volumen de Ventas Personal para cumplir su requisito mensual de Pagado como Rango. LÍNEA ASCENDENTE Todos los Consultores que están por encima de usted en su Árbol de Inscripción y/o Colocación. 4 5

Evolve. Compartir. Construir y Crecer. Liderar. Su ruta como Consultor Independiente LifeVantage puede llevarlo a un mundo de posibilidades. Empieza por compartir los productos LifeVantage que le encantan con sus Clientes para ayudarles a activar el bienestar y mejorar su salud. Cuanto más comparta, más crecerá al encontrar a otros que quieran unirse a usted en la experiencia de tener un negocio propio. A medida que avanza en su experiencia como Consultor, empezará a centrarse en capacitar y conducir a los Consultores de su equipo que estén listos para pasar a la siguiente etapa en su camino al éxito. En cada etapa evolucionarás sus ganancias, usted mismo y su vida. CÓMO FUNCIONA Debes cumplir ciertos requisitos de volumen para permanecer Activo y ganar bonificaciones y Comisiones. Estos requisitos cambiarán, junto con las bonificaciones y Comisiones a las que puedes optar, a medida que avances en la ruta y consigas avances de Rango. A medida que alcances las calificaciones para un Rango específico, se te reconocerá con tu "Pin de Rango" en ese nivel mientras permanezcas Activo. Sin embargo, tu "Pagado como Rango" fluctuará con tus calificaciones de mes a mes. COMPARTIR ¡Las personas dicen que nuestros productos son demasiado buenos como para no compartirlos! En las primeras etapas de su negocio, debe poner el énfasis en compartir nuestros productos de bienestar mediante la venta a Clientes. Estas ventas son la manera más rápida de desarrollar su negocio y obtener ganancias rápidamente. CONSTRUIR Y CRECER Cuando alcance el estado de Consultor senior 1, debe empezar a dedicar más tiempo a buscar nuevas personas para agregar a su equipo de ventas. Equilibra sus esfuerzos entre la venta y el patrocinio, que es vital para su progreso continuo. Cuanto más crezca su equipo de ventas, más tiempo dedicará a desarrollar su negocio y a ayudar a sus Consultores a alcanzar sus propias metas. C O N S U LT O R C O N S U LT O R 1 C O N S U LT O R 2 C O N S U LT O R 3 S ÉN IO R C O N S U LT O R 1 S ÉN IO R C O N S U LT O R 2 S ÉN IO R C O N S U LT O R 3 C O N S U LT O R LI D ER 1 C O N S U LT O R LI D ER 2 C O N S U LT O R LI D ER 3 C O N S U LT O R EJ EC U TI V O 1 C O N S U LT O R EJ EC U TI V O 2 C O N S U LT O R EJ EC U TI V O 3 C O N S U LT O R EJ EC U TI V O 4 C O N S U LT O R P R ES ID EN C IA L C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 REQUISITO DE COMPRA PERSONAL 150 150 150 150 150 150 150 150 150 150 150 150 150 150 150 REQUISITO DE VOLUMEN DE VENTAS 150 200 250 300 300 300 300 300 300 300 300 300 300 300 VOLUMEN DE VENTAS GRUPAL 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 REGLA DE VOLUMEN MÁXIMO 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 LIDERAR El liderazgo es mucho má que el rango indicado al lado de su nombre. Enseña con el ejemplo cómo desarrollar un negocio LifeVantage exitoso. Reconoce, alienta y pon en alto a los miembros de su equipo, ¡y juntos podrán disfrutar las recompensas del éxito compartido! La experiencia como Consultor Evolve está especialmente diseñada para ayudar a los Consultores LifeVantage a desarrollar la confianza, la comunidad y el liderazgo. Cada Avance de Rango ofrece la oportunidad de celebrarlo con mayores posibilidades de ganar dinero. 6 7

Proceso de Precios de los Productos

CADA PRODUCTO LIFEVANTAGE TIENE 3 PRECIOS.

01. VENTA MINORISTA ÚNICA
El precio anunciado para el Cliente de todos los productos, tanto si se compran por Internet como si te los compran directamente a usted.

02. SUSCRIPCIÓN
El precio de suscripción es un descuento del precio minorista en compras por única vez. Los productos adquiridos por Clientes bajo Suscripción son elegibles para el descuento.

03. CONSULTOR
El precio de consultor es menor que el precio de venta minorista para compras por única vez y que el precio de suscripción, independientemente del tipo de pedido, y representa el precio más bajo disponible.



Compartir.

Compartir su entusiasmo por LifeVantage y vender productos a los Clientes es la esencia de ser Consultor. Además del Beneficio de las Ventas a Clientes, puede ganar sobre el total de ventas mensuales de productos con el Bono de Ventas Personales.

Beneficio de las Ventas a Clientes

El Beneficio de las Ventas a Clientes le permite ganar comisiones por cada pedido. Funciona así: Cuando sus Clientes piden productos LifeVantage, ganas la diferencia entre el precio que pagó su Cliente y el precio del Consultor.

EN LA PRÁCTICA
En estos ejemplos, 2 Clientes hacen un pedido por el mismo paquete de productos. El Cliente de la izquierda compra los productos al precio minorista sin descuento para compras por única vez sin IVA de MX$2,000. El precio de Consultor sin IVA para ese pedido es de MX$1,600. Así, obtiene una ganancia por ventas a clientes (CSP) de MX$400. El Cliente de la derecha pide los mismos productos en un pedido de Suscripción por el precio de Suscripción sin IVA de MX$1,800. El precio de Consultor sin IVA para ese pedido es de MX$1,600. Así, obtiene una ganancia por ventas a clientes (CSP) de MX$200.

VENTA	SUSC.
MX$2,000 PRECIO DE COMPRA	MX$1,800 PRECIO DE COMPRA
menos	menos
PRECIO CONSULTOR MX$1,600	PRECIO CONSULTOR MX$1,600
BENEFICIO DE LAS VENTAS A CLIENTES MX$400	BENEFICIO DE LAS VENTAS A CLIENTES MX$200

Debes estar Activo para poder calificar

LA GANANCIA POR VENTAS A CLIENTES (CSP) SE CALCULA DIARIAMENTE*

Es importante señalar que, si bien los precios publicados pueden incluir el Impuesto al Valor Agregado (IVA), todas las bonificaciones y/o comisiones se pagan únicamente sobre valores sin IVA.

3 ventajas de la Suscripción del Cliente

1. Le facilita la obtención de pedidos repetidos para un Volumen de Ventas de Clientes recurrente. Facilita que los Clientes reciban sus productos de bienestar directamente en la puerta de su casa cada mes.
2. Le ofrece interesantes beneficios sobre los que hablar con su Cliente potencial, como mejores precios en sus productos favoritos y acceso automático al programa de fidelidad LifeVantage® Rewards Circle.
3. Simplifica el manejo de las relaciones con los Clientes porque serán añadidos a las comunicaciones de LifeVantage y podremos asociarnos con usted para informarles de nuevos productos y promociones.

Los Clientes pueden cancelar su Suscripción para salir del programa en cualquier momento.

10

Compartir.

Bono de Ventas Personales

El Bono de Ventas Personales le recompensa por sus compras personales y sus ventas personales a Clientes. Cuando su Volumen de Ventas Personales (PSV) y su Volumen de Ventas de Clientes (CSV) sumen 500 de SV o más en un solo mes, podrá optar a un Bono de Ventas Personales adicional. El bono se paga sobre un porcentaje del CV.

Cuando su PSV y CSV alcancen los 500 de SV en un solo mes, se le reconocerá con un título especial antes de su Rango, empezando por Ónix a los 500 de SV y cambiando a Esmeralda a los 1000 de SV, Zafiro a los 2000 de SV, y Diamante a partir de los 4000 o más de SV.

EN LA PRÁCTICA

Por ejemplo, si sus Clientes piden productos por valor de 2200 de SV en el mes, puede optar al nivel de bonificación del 15 %. Esta bonificación se paga sobre el CV que toma en cuenta las promociones o descuentos que los Clientes pudieron haber canjeado.

Solo a título ilustrativo, si la Tasa PEG teórica para México en el momento en que se calcula esta bonificación fuera de 20, entonces el importe de la bonificación en la moneda local se calcularía de la siguiente manera:

- Se multiplica el SV por la Tasa PEG teórica para México para obtener el CV. El CV luego se multiplica por el porcentaje de la bonificación que corresponda.
- 2200 SV X 20 (Tasa MX PEG teórica) X 15 % = MX$6,600.

SV DEL CLIENTE	NIVEL DE BONIFICACIÓN	TÍTULO DE RECONOCIMIENTO
500 - 999.99	5%	ÓNIX
1,000 - 1,999.99	10%	ESMERALDA
2,000 - 3,999.99	15%	ZAFIRO
4,000+	20%	DIAMANTE


USTED
VENTA
SUSC.

2200 SV

Usted gana

15%
de CV

MX$6,600
BONO DE VENTAS PERSONALES

Y el título de

ZAFIRO

Debes estar Activo para poder calificar

EL BONO POR VENTAS PERSONALES SE CALCULA MENSUALMENTE

11

bonificaciones vía Rápida

Consultor

¡ELIGE LA VÍA RÁPIDA!

Estas bonificaciones pueden impulsarlo desde el principio. Su Periodo de Vía Rápida comienza el día en que se inscribe como Consultor y continúa durante los 3 meses naturales siguientes.

01 Vía del Cliente

Usted gana MX$1,000 por cada grupo de 3 Clientes elegibles que establezca durante su Periodo de Vía Rápida. Un Cliente se convierte en elegible cuando compra productos por valor de al menos 100 SV en el mismo mes natural en que se convierte en Cliente. Para calificar a esta bonificación, tiene que estar Activo en cada uno de los meses en que sus Clientes realicen su primera compra. Cálculo basado en US$50 X 20 (Tasa PEG teórica para MX) = MX$1,000.

USTED

USTED GANA MX$1000

SUSC

Por cada conjunto de 3 Clientes que pidan 100 SV en su primer mes de compra

LA VÍA DEL CLIENTE SE CALCULA SEMANALMENTE

02 Vía del Consultor

Ganas MX$1,000 por cada grupo de 3 Consultores que patrocines durante tu Periodo de Vía Rápida. Para calificar a esta bonificación, tienes que estar Activo cada mes que se inscriban tus Consultores, y cada Consultor debe estar Activo en el mes en que se inscriban. Cálculo basado en US$50 X 20 (Tasa MX PEG teórica) = MX$1,000.

USTED

USTED GANA MX$1000

C C C

Por cada conjunto de 3 Consultores que estén Activos en su mes de inscripción

LA VÍA DEL CONSULTOR SE CALCULA SEMANALMENTE

03 Vía de Avance de Rango

Cuando alcance el Rango de Consultor Sénior 1 por primera vez durante su Periodo de Vía Rápida, ganará una bonificación de Avance de Rango de MX$2.000. Cálculo basado en US$100 X 20 (Tasa PEG teórica para MX) = MX$1,000.

USTED

USTED GANA MX$2000

Cuando asciendes al Rango de

CONSULTOR SÉNIOR 1

durante su Periodo de Vía Rápida

LA VÍA DE AVANCE DE RANGO SE CALCULA MENSUALMENTE

04 Vía Aceleradora

Cuando consiga cualquiera de las bonificaciones de la Vía Rápida antes del final de su primer mes natural completo como Consultor, ganará una bonificación de MX$1,000. Cálculo basado en US$50 X 20 (Tasa PEG teórica para MX) = MX$1,000.

USTED

USTED GANA MX$1000

Cuando consiga cualquiera de las bonificaciones de la Vía Rápida antes del final de su primer mes natural completo

LA VÍA ACELERADORA SE CALCULA MENSUALMENTE

12

13

bonificaciones vía Rápida

Patrocinador

01 Vía de Avance de Rango

Si es Patrocinador como Consultor Sénior 1 o superior, puede ganar una bonificación única de MX$1,000 cada vez que su Consultor recién inscrito gane una bonificación de Avance de Rango. Cálculo basado en US$50 X 20 (Tasa PEG teórica para MX) = MX$1,000.

02 Vía Aceleradora

Si usted es Activo en el mes en que un Consultor que inscribe gana una Bonificación de la Vía Aceleradora, puedeganar una bonificación de MX$500 como su Patrocinador. Cálculo basado en US$25 X 20 (Tasa PEG teórica para MX) = MX$500.

C

EL PATROCINADOR DE INSCRIPCIÓN GANA MX$1,000

El Patrocinador de inscripción de la Línea ascendente gana la Bonificación por Avance de Rango

LA VÍA DE AVANCE DE RANGO SE CALCULA MENSUALMENTE

C

EL PATROCINADOR DE INSCRIPCIÓN GANA MX$500

El Patrocinador de la Línea ascendente gana la Bonificación de la Vía Aceleradora

LA VÍA ACELERADORA SE CALCULA MENSUALMENTE

14

Gana cuando ayude a otros a ganar en la Vía Rápida

Los primeros meses del Negocio del Consultor son cruciales para establecer un futuro de éxito. Como su Patrocinador, trabaja estrechamente con ellos durante su Periodo de Vía Rápida para ayudarles a empezar bien y, además, podrá ganar bonificaciones.

Bonificación de Mentor

Para recibir cualquier Bonificación de Mentor, debe estar Activo en el mes en que su nuevo Consultor cumpla los requisitos. Gana un 15 % del CV de todos sus Consultores nuevos por sus ventas a Clientes durante su Periodo Fast Track.

USTED

Su nuevo Consultor inscrito

C

VENDE 500 SV

Usted gana

15% DE CV

BONIFICACIÓN DE MENTOR MX$1,500

LA BONIFICACIÓN DE MENTOR SE CALCULA MENSUALMENTE

EN LA PRÁCTICA

En este ejemplo, si su Consultor recién patrocinado vende 500 SV durante su Periodo de Vía Rápida, obtiene una bonificación del 15 %. Solo a título ilustrativo, si la Tasa PEG teórica para México en el momento en que se calcula esta bonificación fuera de 20, entonces el importe de la bonificación en moneda local se calcularía de la siguiente manera:

- Se multiplica el SV por la Tasa PEG teórica para México para obtener el CV. El CV luego se multiplica por el porcentaje de la bonificación que corresponda.
- 500 SV X 20 (Tasa PEG teórica para MX) X 15 % = MX$1,500.

Debe estar Activo para poder calificar

15

Gana Comisiones de Nivel por construir su equipo y enseñar a los que patrocina a crear sus propios equipos fuertes. Como Consultor Activo, se le paga un porcentaje de comisiones del CV de las ventas de su equipo. Su nivel de Pagado como Rango define los porcentajes que gana y el número de niveles en los que puede recibir comisiones. CÓMO FUNCIONAN LOS NIVELES Todos los Consultores directamente por debajo de usteden su Árbol de Colocación son su Nivel 1. A los Consultores se les paga el Beneficio de las Ventas a Clientes y el Bono de Ventas Personales por las compras de sus Clientes inscritos personalmente. Los Patrocinadores no pueden percibir Comisiones de Nivel por sus Clientes personales. Comisiones de Nivel Compresión Activa C O N S U LT O R C O N S U LT O R 1 C O N S U LT O R 2 C O N S U LT O R 3 C O N S U LT O R S ÉN IO R 1 C O N S U LT O R S ÉN IO R 2 C O N S U LT O R S ÉN IO R 3 C O N S U LT O R LI D ER 1 C O N S U LT O R LI D ER 2 C O N S U LT O R LI D ER 3 C O N S U LT O R EJ EC U TI V O 1 C O N S U LT O R EJ EC U TI V O 2 C O N S U LT O R EJ EC U TI V O 3 C O N S U LT O R EJ EC U TI V O 4 C O N S U LT O R P R ES ID EN C IA L C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 40 40 40 40 40 40 40 40 40 40 40 40 40 40 40 150 200 250 300 300 300 300 300 300 300 300 300 300 300 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 NIVEL 1 5% 7% 9% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% NIVEL 2 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% 7% 7% NIVEL 3 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% NIVEL 4 3% 5% 6% 6% 6% 6% 6% 6% 6% NIVEL 5 3% 5% 6% 6% 6% 6% 6% 6% NIVEL 6 3% 4% 5% 5% 5% 5% 5% NIVEL 7 3% 4% 4% 4% 4% 4% 4% NIVEL 8 3% 3% 3% 3% 3% 3% NIVEL 9 3% 3% 3% 3% 3% 3% 9 8 5 3 7 2 6 1 PEDIDO MC1 INICIA AQUÍ C1 C3 INACTIVO SC3 MC3 INACTIVO EC3 EC4 MC1 INACTIVO PRESIDENCIAL 4 TÚ El MC1 activo calificó para ganar hasta 5 Niveles. Son de Nivel 1, por lo que se pagan a un 10%. Los C1 activos calificaron para ganar el Nivel 1. Este es Nivel 2, no son elegibles y no se paga el Nivel 2. El C3 activo sólo está calificado para ganar en 2 Niveles. Este es Nivel 3, por lo que no son elegibles y el Nivel 3 no se paga. Mediante la Compresión Activa, este Nivel no se califica y el Nivel 4 hace roll-up. Como el Consultor que está por debajo de tí está inactivo, pasas al Nivel 4 mediante la Compresión Activa. Como SC3 activo, estas calificado para ganar al Nivel 4 y se te paga un 3%. El MC3 activo calificó para ganar en 9 Niveles y se paga en el Nivel 5 al 6%. Inactivo. Mediante la Compresión Activa, este Nivel no se califica y el Nivel 6 hace roll-up. El nuevo Nivel 6 es un EC3 Activo calificado para ganar en 9 Niveles. Se pagan al Nivel 6 al 5%. Al EC4 activo se le paga en el Nivel 7 al 4%. Los MC1 activos sólo califican para ganar hasta el Nivel 5. Al tratarse del Nivel 8, no cumplen los requisitos y no se paga el Nivel 8. Inactivo. Mediante la Compresión Activa, este Nivel no se califica y el Nivel 9 hace roll-up El PC activo está calificado para el Nivel 9 y se le paga un 3%. Proceso por el que el CV de las Comisiones de Nivel se salta a los Consultores inactivos y pasa al siguiente Consultor Activo EN LA PRÁCTICA Este ejemplo muestra cómo el volumen podría hacer Roll-Up en una Pierna de un equipo. Usted es un Consultor Sénior 3 de Nivel 5 por encima del Consultor que obtuvo el volumen. Si empieza por la parte inferior del gráfico, verá cómo el CV fluye hacia arriba y lo que ocurre por encima y por debajo de usted. CLAVE Califica (se paga) No califica (no se paga) Inactivo (sube) LAS COMISIONES DE NIVEL SE CALCULAN MENSUALMENTE 16 17 Construir y Crecer. PPR SVR GSV MVR

C O N S U LT O R LÍ D ER 2 C O N S U LT O R LÍ D ER 3 C O N S U LT O R EJ EC U TI V O 1 C O N S U LT O R EJ EC U TI V O 2 C O N S U LT O R EJ EC U TI V O 3 C O N S U LT O R EJ EC U TI V O 4 C O N S U LT O R P R ES ID EN C IA L GENERACIÓN 1 7% 12% 15% 20% 20% 20% 20% GENERACIÓN 2 10% 12% 15% 20% 20% 20% GENERACIÓN 3 10% 12% 15% 20% 20% GENERACIÓN 4 10% 12% 15% 20% GENERACIÓN 5 10% 12% 15% GENERACIÓN 6 10% 12% GENERACIÓN 7 12% LÍMITE POR IGUALACIÓN $1,000 $2,500 $5,000 $7,500 $10,000 $15,000 $15,000 Cuando cobre como Consultor Líder 2 o superior en el mes, podrá recibir un Leadership Match sobre las Generaciones calificadas. El bono Leadership Match se paga sobre las comisiones de nivel de sus Generaciones calificadas. CÓMO FUNCIONAN LAS GENERACIONES Su Generación 1 es el primer Consultor de cualquier Pierna de su equipo con un Pagado como Rango de Consultor Líder 1 o superior. Una Generación 2 es el siguiente Consultor de esa Pierna con un Rango Pagado como Consultor Líder 1 o superior, y así sucesivamente. Bono de Igualación de Liderazgo Cuando alcance el nivel de Líder, habrásprobado que realmente entiende lo que se necesita para tener éxito y que dispones de las habilidades necesarias para ayudar a orientar y motivar a otros. No dejede nutrir a sus futuros líderes y de ayudarles a progresar y podrá obtener importantes bonificaciones por formar un equipo tan sólido. USTED CONSULTOR LÍDER 3 10% 12% CONSULTOR EJECUTIVO 2 12% CONSULTOR LÍDER 1 12% CONSULTOR LÍDER 3 CONSULTOR LÍDER 3 EN LA PRÁCTICA En este ejemplo, como Consultor Líder 3, gana un bono Leadership Match del 12 % en sus Consultores Generación 1 y un 10 % en sus Consultores Generación 2. Las Generaciones calificadas se basan en lo Pagado como Rango. Puedetener varios Consultores de Generación 1 dentro de una Pierna. El bono Leadership Match se paga de forma adicional a otras bonificaciones y comisiones que ya puede estar ganando. GENERACIÓN 1 GENERACIÓN 1 GENERACIÓN 2 GENERACIÓN 1Sólo a título ilustrativo, si la Tasa PEG teórica para México en el momento en que se calcula esta bonificación fuera de 20, entonces el Límite por Igualación en moneda local se calcularía de la siguiente manera: • El límite por igualación en dólares americanos se multiplica por la tasa PEG teórica para MX. • Por ejemplo, el límite por igualación para un Consultor Líder 2 sería de USD$1,000 X 20 (tasa PEG teórica para MX) = MX$20,000. EL BONO DE IGUALACIÓN DE LIDERAZGO SE CALCULA MENSUALMENTE EL BONO DE IGUALACIÓN DE LIDERAZGO MENSUAL PUEDE PAGAR HASTA UN MÁXIMO DEL 9 % DEL CV GLOBAL MENSUAL. 18 19 Liderar.

Cuando cobra como Consultor Ejecutivo 1 o superior, obtieneparticipaciones de nuestro Leadership Pool mensual. Este fondo se compone del 4 % del CV mensual global. Recibe participaciones en función de su nivel de Pagado como Rango. El importe total del fondo común se divide a partes iguales entre el número total de participaciones mensuales que ganan los Consultores. Fondo de Bonos de Liderazgo PARTICIPACIÓN CONSULTOR EJECUTIVO 1 1 CONSULTOR EJECUTIVO 2 3 CONSULTOR EJECUTIVO 3 5 CONSULTOR EJECUTIVO 4 10 CONSULTOR PRESIDENCIAL 20 EL FONDO DE BONOS DE LIDERAZGO SE CALCULA MENSUALMENTE Liderar. Notificaciones 1. LifeVantage de México S. de R.L. de C.V. es una empresa de Ventas Directas/Mercadeo en Redes con un plan de compensación de Mercadeo Multinivel que ofrece flexibilidad y oportunidad para que las personas ganen un ingreso extra basado en la venta de productos a Clientes. 2. El enfoque del Plan de Compensación de LifeVantage es pagar bonificaciones y Comisiones a los Consultores LifeVantage en base a sus ventas de productos y las ventas de productos de los Consultores LifeVantage en su equipo de marketing personal hasta el Cliente final. 3. Los productos LifeVantage no se venden en tiendas minoristas y sólo los Consultores con licencia y Buena reputación están autorizados a vender productos LifeVantage, bien directamente de sus propias existencias o indirectamente a través del carrito de la compra en línea de la empresa en www.lifevantage.com. 4. El Acuerdo de Consultor consiste en el Plan de Compensación de LifeVantage, la Solicitud y Acuerdo de Consultor de LifeVantage, las Políticas y Procedimientos de LifeVantage, el Acuerdo de Oficina Virtual de LifeVantage (Acuerdo de Back Office), y la Política de Privacidad de LifeVantage y el Acuerdo de Uso de la Página Web. El Acuerdo de Consultor rige la relación contractual y las obligaciones de cada Consultor LifeVantage con LifeVantage. 5. Un Consultor LifeVantage no puede comprar personalmente para sí mismo ni animar a Clientes u otros Consultores a comprar más inventario del que cada uno puede consumir personalmente y/o vender a sus Clientes personales cada mes. Además, cada Consultor LifeVantage se compromete personalmente a no realizar un nuevo pedido en un mes determinado a menos que el 70 % de todos los pedidos de los meses anteriores hayan sido vendidos o consumidos a través del uso personal/familiar. 6. Los ingresos revelados por ventas de los Consultores son ingresos brutos potenciales y no netos de otros gastos comerciales y no necesariamente representativos de los ingresos reales, si los hubiera, que un Consultor puede ganar o ganará a través del Plan de Compensación LifeVantage. Los ingresos de un Consultor dependen de los esfuerzos individuales, de la diligencia en el trabajo y de las condiciones del mercado. LifeVantage no garantiza ningún ingreso ni éxito relacionado a rangos. 7. A partir del 1° de febrero de 2024, no se permitirán nuevos Centros comerciales, y todos los Centros comerciales existentes, ya sea que estén Activos o no, se cancelarán y no se rehabilitarán. Todas las cuentas colocadas o inscritas directamente bajo el Centro comercial se colocarán/inscribirán bajo la cuenta principal. 8. A partir del 1° de febrero de 2024, una unidad familiar no podrá ingresar a más de un Negocio de consultor de LifeVantage ni tener participaciones de más de un Negocio de consultor de LifeVantage. 9. Para el Leadership Match, si una vez aplicados los límites individuales por igualación el pago mensual del Leadership Match supera el 9 % del CV global mensual, entonces todos los ingresos mensuales del Leadership Match se ajustarán a la baja en un porcentaje igual con el fin de garantizar que el Leadership Match mensual no supere el 9 % del CV global mensual. 20 21

Notas 22 23

Evolve © 2 02 3 Li fe Va nt ag e C or po ra tio n. A ll rig ht s re se rv ed . 02 10 23 .18